UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2011

Cyalume Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52247	20-3200738
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 Windsor Street, West Springfield, Massachusetts	01089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(413) 858-2500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 28, 2011, the audit committee of the Board of Directors of Cyalume Technologies Holdings, Inc. (“Holdings”) approved the engagement of Grant Thornton LLP as Holdings’ new independent registered public accounting firm. Also on November 28, 2011, Holding’s audit committee accepted the resignation of CCR LLP as Holdings’ independent public accountant. The change was a result of Grant Thornton LLP’s acquisition of certain assets and practices of CCR LLP on December 1, 2011.

CCR LLP’s reports on our consolidated financial statements for the fiscal years ended December 31, 2010 and 2009 and for subsequent interim periods (i) did not contain an adverse opinion or a disclaimer of opinion or (ii) was not qualified or modified as to uncertainty, audit scope, or accounting principles. Additionally, during the fiscal years ended December 31, 2010 and 2009 and through November 28, 2011 there were no disagreements with CCR LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CCR LLP, would have caused CCR LLP to make reference to the matter in their reports. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission’s rules and regulations have occurred during the fiscal years ended December 31, 2010 and 2009 and through November 28, 2011.

Holdings requested CCR LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by Holdings. A copy of that letter is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2010 and 2009 and through November 28, 2011, neither Holdings nor anyone acting on its behalf consulted Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Holdings’ consolidated financial statements, and Grant Thornton LLP did not provide either a written report or oral advice to Holdings’ that was an important factor considered by Holdings in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was either the subject of a disagreement with CCR LLP, which, if not resolved to the satisfaction of CCR LLP, would have caused CCR LLP to make reference to the matter in their reports, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
16.1	Letter from CCR LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyalume Technologies Holdings, Inc.

December 2, 2011	By:	/s/ Michael Bielonko
Name: Michael Bielonko
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from CCR LLP.